UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

NorthStar Realty Europe Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37597 (Commission File Number)	32-0468861 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On March 22, 2016, NorthStar Realty Europe Corp. (the “Company”) reported its results of operations and financial condition for the quarter and year ended December 31, 2015.  A copy of the press release issued by the Company, which refers to certain supplemental information that is available on the Company’s website at www.nrecorp.com, is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	NorthStar Realty Europe Press Release, dated March 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Europe Corp.
(Registrant)

Date: March 22, 2016	By:	/s/ Trevor K. Ross
Trevor K. Ross General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	NorthStar Realty Europe Press Release, dated March 22, 2016